PHOENIX SENECA FUNDS, INC.
                        PHOENIX SENECA EQUITY INCOME FUND
                       SUPPLEMENT DATED FEBRUARY 20, 2004
                      TO PROSPECTUS DATED JANUARY 29, 2004


THE FIFTH PARAGRAPH ON PAGE 21 OF THE PROSPECTUS IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

         Albert Gutierrez. Mr. Gutierrez is a team leader for the Bond Fund and Equity Income Fund. Prior to joining Seneca as Chief Investment Officer of Fixed Income Assets, Mr. Gutierrez headed portfolio management, trading and investment systems at American General Investment Management where he was responsible for $75 billion in client assets. He held a similar role at Conseco Capital for twelve years prior to that assignment. His portfolio management experience is broad, and includes total rate of return mandates in all fixed income sectors, collateralized debt obligations, and specialized and structured mandates. He began his career on Wall Street, where he held successive roles in credit research, systems design and trading. Mr. Gutierrez holds a degree in Economics from the Wharton School and is a CFA charterholder.

THE LAST PARAGRAPH ON PAGE 21 OF THE PROSPECTUS IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING TWO PARAGRAPHS:

         Frederick Goetzke. Mr. Goetzke is a Co-Manager for the Equity Income Fund and covers real estate related and other income oriented securities for the firm. Prior to joining Seneca, he was a Securities Analyst at American Express Financial Advisors, and earlier at Cargill. Mr. Goetzke studied at the London School of Economics, and earned an MBA from Indiana University. He is a CPA.

         Michael P. White. Mr. White is a Co-Manager for the Equity Income Fund and is an Equity Analyst at Seneca covering healthcare, insurance, banks and financial companies. Prior to joining Seneca in 1998, Mr. White worked as a securities analyst in both equities and high yield at other institutional money management firms. Mr. White holds a B.S. from Purdue University and an MBA from the University of Southern California.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                             FOR FUTURE REFERENCE.





PXP 4003 (2/04)